    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 19, 1996

===============================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report:  March 19, 1996
                Date of Earliest Event Reported:  March 14, 1996



                             LITTON INDUSTRIES, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   DELAWARE
            --------------------------------------------------------
                 (State or other jurisdiction of incorporation)


            1-3998                                    95-1775499
  ----------------------------         ---------------------------------------
    (Commission file number)           (I.R.S. employer identification number)



                            21240 BURBANK BOULEVARD
                      WOODLAND HILLS, CALIFORNIA  91367
              ---------------------------------------------------
                    (Address of principal executive offices,
                              including zip code)

                                 (818) 598-5000
              ---------------------------------------------------
                        (Registrant's telephone number,
                              including area code)


                                 Page 1 of 4
                       Exhibit Index appears on Page 4


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
Item 5.          Other Events.

                 On March 14, 1996, Litton Industries, Inc. entered into an underwriting agreement for the public offering of $300 million principal amount of its 7.75% Debentures Due March 15, 2026 and $100 million principal amount of its 6.98% Debentures Due March 15, 2036. Closing of the transaction is expected to take place on March 19, 1996.


Item 7.          Exhibits.

                           1.1    Underwriting Agreement between Litton
                                  Industries, Inc. and Goldman, Sachs & Co., CS
                                  First Boston Corporation, Merrill Lynch,
                                  Pierce, Fenner & Smith Incorporated and J.P.
                                  Morgan Securities Inc., dated March 14, 1996.

                          12.1    Computation of Ratio of Earnings to Fixed
                                  Charges.

                          23.1    Consent of Deloitte & Touche LLP.

                          23.2    Consent of Ernst & Young LLP.



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
                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          LITTON INDUSTRIES, INC.



                                          By   /s/    CAROL A. WIESNER
                                             _________________________________
                                                       Carol A. Wiesner
                                                Vice President and Controller
                                                  (Chief Accounting Officer)


Date:  March 19, 1996

                                 EXHIBIT INDEX


  1.1   Underwriting Agreement between Litton Industries, Inc. and Goldman, Sachs & Co., CS First Boston Corporation, Merrill Lynch,
        Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., dated March 14, 1996.

 12.1   Computation of Ratio of Earnings to Fixed Charges.

 23.1   Consent of Deloitte & Touche LLP.

 23.2   Consent of Ernst & Young LLP.





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